EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 12-01-10 to 12-31-10

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	January 28, 2011
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C §586(a)(3).  The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.  This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB’s assets.  Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records.  As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan.  Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information.  In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan.  Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date.  However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted.  Further, claims have been filed against the Debtors in their chapter 11 cases that are not currently recorded on WMI’s books that, if allowed, would change the reported balances for pre-petition liabilities.  The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al.
December 2010 Monthly Operating Report -- UNAUDITED	Case No. 08-12229 (MFW)
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 11/30/2010	262,291,951	3,681,475,616	4,668	750,523	14,970,135	4,696,879	3,964,189,772	53,683,617	161,290	53,844,907	4,018,034,679

Receipts

Interest & investment returns	45,912	644,406	1	132	2,510	242,468	935,427	9,397	105,216	114,613	1,050,040
Reimbursements/distributions from subs					32,000,000	-	32,000,000			-	32,000,000
Proceeds from BOLI surrender						25,275	25,275			-	25,275
Other miscellaneous receipts						-	-			-	-
Total Receipts	45,912	644,406	1	132	32,002,510	267,743	32,960,702	9,397	105,216	114,613	33,075,315

Transfers

Sweep to/(from) Money Market account					(24,500,000)	24,500,000	-				-
Transfer (to)/from Wells Managed Account						-	-		-	-	-
Total Transfers	-	-	-	-	(24,500,000)	24,500,000	-	-	-	-	-

Disbursements

Salaries and benefits						363,114	363,114		-	-	363,114
Travel and other expenses						38,588	38,588		-	-	38,588
Occupancy and supplies						104,358	104,358		-	-	104,358
Professional fees						19,249,525	19,249,525		-	-	19,249,525
Other outside services						2,477,678	2,477,678		-	-	2,477,678
Ahmanson Executive Plan Settlement						2,532,508	2,532,508		-	-	2,532,508
Bank fees						20,564	20,564		18	18	20,582
US Trustee quarterly Fees						-	-		-	-	-
Directors fees						60,000	60,000		-	-	60,000
Taxes paid						7,359	7,359		-	-	7,359
Total Disbursements	-	-	-	-		24,853,693	24,853,693	-	18	18	24,853,711

Net Cash Flow	45,912	644,406	1	132	7,502,510	(85,950)	8,107,009	9,397	105,198	114,595	8,221,604

Cash - End of Month	262,337,863	3,682,120,022	4,669	750,655	22,472,645	4,610,929	3,972,296,781	53,693,014	266,488	53,959,502	4,026,256,283

GL Balance	262,337,863	3,682,120,022	4,669	750,655	22,472,645	4,610,929	3,972,296,781	53,693,014	266,488	53,959,502	4,026,256,283

Net value - short-term securities							563,680,124			222,204,240	785,884,363

Total Cash & Cash Equivalents							4,535,976,905			276,163,742	4,812,140,646

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)

December 2010 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to monthly bank statements except those certain accounts ending in 0667, 9626, 9663 and 4704 (the “Excluded Accounts”).  The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan started transitioning bank accounts from the WMB deposit platform to the JPMorgan deposit platform.  Since the transition, JPMorgan has only provided the Debtors with bank account statements for certain months.  The Debtors have not received bank statements for the period covered by this MOR for the Excluded Accounts.  Therefore, the Debtors are unable to reconcile information related to the Excluded Accounts against a related bank statement.  The Debtors have continued to record interest income on the accounts consistent with prior practice and based on an existing agreement with JPMorgan.

  /s/  John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-1B: Schedule of Professional Fees Paid
Month Ended December 30, 2010

Washington Mutual, Inc.

		Check		Amount Paid - Dec'10*		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	06/01/10 - 10/31/10	Wire	12/30/10	$1,131,131.35	$21,522.59	$16,144,269.33	$475,266.77
Alvarez & Marsal	10/01/10 - 11/30/10	Wires	12/02/10, 12/16/10	3,675,290.50	92,144.63	51,123,107.74	2,285,046.47
Ashby & Geddes, P.A.	06/01/10 - 10/31/10	Wires	12/16/10, 12/22/10	126,423.70	1,825.19	680,223.20	63,497.55
Benesch, Friedlander, Coplan & Aronoff				-	-	24,742.50	1,677.26
Blackstone Advisory Partners LLP				-	-	1,350,000.00	59,356.43
Cole, Schotz, Meisel, Forman & Leonard, PA	08/01/10 - 09/30/10	3076, 3131	12/09/10, 12/22/10	11,571.10	1,558.02	29,061.50	11,987.88
CONSOR Intellectual Asset Management				-	-	255,318.00	3,249.00
CP Energy Group, LLC				-	-	91,347.88	159.47
Davis Wright Tremaine LLP	06/01/10 - 09/30/10	3094, 3133	12/16/10, 12/22/10	3,893.30	-	709,666.50	24,567.15
Elliott Greenleaf	06/01/10 - 09/30/10	3095, 3134	12/16/10, 12/22/10	36,266.90	1,405.52	774,698.75	54,314.56
FTI Consulting, Inc.	06/01/10 - 09/30/10	Wires	12/02/10, 12/22/10	257,659.95	724.99	5,873,478.30	60,003.77
Gibson, Dunn & Crutcher LLP	07/01/10 - 08/31/10	3136	12/22/10	6,689.80	-	761,800.75	14,086.19
Grant Thornton				-	-	457,536.00	39,407.93
Joele Frank, Wilkinson Brimmer Katcher	11/01/10 - 11/30/10	3099	12/16/10	11,110.00	4,354.85	215,471.89	25,101.33
John W. Wolfe, P.S.	06/01/10 - 10/31/10	Wire	12/22/10	255,691.30	496.39	3,050,187.60	8,816.13
Kurtzman Carson Consultants LLC	11/01/10 - 11/30/10	Wire	12/30/10	392,759.44	400,229.80	2,757,174.83	4,313,814.05
McKee Nelson LLP / Bingham McCutchen LLP	06/01/10 - 09/30/10	3091, 3132	12/16/10, 12/22/10	11,773.90	910.37	2,660,541.68	270,298.92
McKenna Long & Aldridge	07/01/10 - 10/31/10	Wires	12/09/10, 12/16/10, 12/22/10	4,012,439.20	147,283.62	5,406,500.60	180,824.63
Miller & Chevalier Chartered	06/01/10 - 08/31/10	3140	12/22/10	31,211.20	-	813,635.36	4,057.34
Milliman				-	-	31,429.99	-
Pepper Hamilton LLP	06/01/10 - 10/31/10	Wires	12/02/10, 12/16/10, 12/22/10	137,379.40	15,520.66	2,399,445.43	140,170.81
Perkins Coie LLP	06/01/10 - 09/30/10	Wires	12/16/10, 12/22/10	259,565.30	14,128.04	2,603,990.34	126,718.21
Peter J. Solomon Company	06/01/10 - 10/31/10	Wires	12/16/10, 12/22/10	280,000.00	249.30	1,471,250.00	10,038.73
PricewaterhouseCoopers LLP				-	-	2,066,910.00	184,532.35
Quinn Emanuel Urquhart Oliver & Hedges	06/01/10 - 09/30/10	Wires	12/09/10, 12/16/10, 12/22/10	1,649,330.51	36,638.39	12,926,230.66	389,816.52
Richards, Layton & Finger P.A.	06/01/10 - 10/31/10	Wires	12/16/10, 12/22/10, 12/30/10	253,082.40	26,196.61	1,264,876.00	159,365.19
Shearman & Sterling LLP	06/01/10 - 09/30/10	3107, 3143	12/16/10, 12/22/10	28,196.00	13.38	1,171,668.46	19,036.04
Silverstein & Pomerantz, LLP				-	-	21,932.50	77.53
Simpson Thacher & Bartlett LLP	07/01/10 - 09/30/10	3108, 3144	12/16/10, 12/22/10	15,668.90	330.77	515,144.75	13,024.34
Susman Godfrey LLP	06/01/10 - 10/31/10	Wires	12/09/10, 12/22/10	239,282.70	38,268.08	993,044.60	66,216.12
Towers Watson Pennsylvania Inc.				-	-	425,569.38	-
Venable LLP				-	-	825,235.16	34,992.10
Weil, Gotshal & Manges LLP	05/01/10 - 08/31/10	Wires	12/16/10, 12/22/10	5,493,313.00	125,993.76	33,950,864.11	869,260.67

Total				$18,319,729.85	$929,794.96	$153,846,353.79	$9,908,781.44

WMI Investment Corp.
		Check		Amount Paid - Dec'10*		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

CP Energy Group, LLC				-	-	22,000.00	42.77
Goldman, Sachs & Co.				-	-	300,000.00	-

Total				$-	$-	$322,000.00	$42.77

* Interim fee applications and multiple invoices were paid during this period.

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
December 2010 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 12/1/10 to 12/31/10

	Washington Mutual, Inc.		WMI Investment Corp.
	December 2010	Cumulative to Date	December 2010	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	809,455	20,528,690	42,368	1,094,779
Securities	224,870	6,842,940	-	2,976,201
Notes receivable - intercompany	36,783	1,685,297	-	1
Other	-	1,031,979	-	-
Total interest income	1,071,107	30,088,906	42,368	4,070,981
Earnings (losses) from subsidiaries and other
equity investments	(10,376,946)	(185,042,621)	(41,563)	(5,828,656)
Gains (losses) from securities / investments	145,431	(10,006,660)	-	(112,258,277)
Other income	(111,638)	4,830,913	-	(0)
Total revenues	(9,272,046)	(160,129,462)	805	(114,015,952)

Operating expenses:
Compensation and benefits	637,146	12,006,579	-	-
Occupancy and equipment	83,117	2,389,497	-	-
Professional fees	274,471	15,038,504	-	148
Loss / (Income) from BOLI/COLI policies	(133,889)	(10,095,716)	-	-
Management fees / Transition services	20,000	2,304,560	-	-
Insurance	184,757	17,632,477	-	-
Other	158,474	4,015,656	14,618	611,022
Total operating expenses	1,224,075	43,291,559	14,618	611,170

Net profit (loss) before other income
and expenses	(10,496,121)	(203,421,020)	(13,814)	(114,627,122)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization
items	(10,496,121)	(148,393,020)	(13,814)	(114,627,122)

Reorganization items:
Professional fees	8,093,707	175,374,064	-	322,043
Claims Adjustments	36,167,637	157,908,607	-	-
US Trustee quarterly fees	-	203,000	-	12,025
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	1,105,284	17,773,403	-	-
Total reorganization items	45,366,627	351,259,074	-	334,068
Net profit (loss) before income taxes	(55,862,748)	(499,652,095)	(13,814)	(114,961,190)

Income taxes	-	4,050	-	-

Net profit (loss)	(55,862,748)	(499,656,145)	(13,814)	(114,961,190)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
December 2010 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 12/31/2010 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	12/31/2010	9/26/08	12/31/2010	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,535,976,905	4,018,083,009	276,163,742	52,974,376
Restricted cash and cash equivalents	89,987,740	145,668,884	-	-
Investment securities	73,420,468	59,688,627	-	266,444,881
Accrued interest receivable	888,933	413,253	5,002	4,084,658
Income tax receivable	475,913,725	742,680,150	22,187,560	22,187,560
Prepaid expenses	2,504,844	11,311,510	-	-
Cash surrender value of BOLI/COLI	35,335,041	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	57,173,954	65,952,708
Investment in subsidiaries	1,460,009,908	1,895,218,467	-	-
Notes receivable - intercompany	-	58,001,133	565,844,197	565,844,197
Fixed Assets	154,519	-	-	-
Other assets	96,664,125	23,489,277	-	-
Total assets	6,810,030,131	7,701,133,028	921,374,456	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	5,141,177	-	-	-
Accrued wages and benefits	1,648,137	-	-	-
Other accrued liabilities	20,579,429	-	14,825	-
Minority interest	1,115,684	3,104,022	-	-
Total post-petition liabilities	28,484,426	3,104,022	14,825	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,132,421,622	4,126,545,947	-	-
Subordinated debt	1,666,464,970	1,662,295,485	-	-
Junior subordinated debt	765,674,200	752,445,436	-	-
CCB Trust Preferred	69,554,647	-	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,769,514	550,080,833	-	-
Payroll and benefit accruals	411,797,975	407,215,221	-	-
Other accrued liabilities	76,155,816	92,259,015	-	-
Other pre-petition liabilities	159	223	-	-
Total pre-petition liabilities	8,361,414,880	8,278,878,868	-	-

Total liabilities	8,389,899,306	8,281,982,890	14,825	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	13,023,756,177	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(754,119,196)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,742,191,966)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(499,656,145)	-	(114,961,190)	-
Total shareholders' equity	(1,579,869,175)	(580,849,862)	921,359,631	977,488,380

Total liabilities and shareholder's equity	6,810,030,131	7,701,133,028	921,374,456	977,488,380

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1:  Plan of Reorganization and Settlement Agreement

On March 26, 2010, the Debtors filed a proposed plan of reorganization pursuant to chapter 11 of the Bankruptcy Code and related disclosure statement, which were subsequently amended.

Most recently, on October 6, 2010, the Debtors filed their Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 5548] (as it has been and may be amended, the “Plan”) and related Disclosure Statement [D.I. 5549] (the “Disclosure Statement”) with the Bankruptcy Court.  The Plan is premised upon implementation of an Amended and Restated  Settlement Agreement (as further amended, modified or supplemented, the “Settlement Agreement”), which represents a compromise of certain disputes among the Debtors, JPMorgan, the FDIC (as receiver for WMB and in its corporate capacity), the Creditors’ Committee and certain other parties-in-interest.  By order, dated October 21, 2010, the Court approved the adequacy of the information contained in the Disclosure Statement, authorized the commencement of the solicitation of acceptances and rejections to the Plan.  The confirmation hearing related to the Plan was held between December 1st and 7th, 2010.  After hearing testimony and argument regarding confirmation of the Plan, on January 7, 2011, the Court issued an opinion, pursuant to which, among other things, the Court found the settlement and compromise represented by the Settlement Agreement to be fair and reasonable; however, the Court nonetheless denied confirmation of the Plan unless certain modifications are made thereto.  WMI plans to submit a revised Plan consistent with the Court’s opinion, with a confirmation hearing scheduled for March 28, 2011.

The Settlement Agreement is an integral part of the Plan and is subject to confirmation of the Plan.  On the basis of the foregoing, the balance sheet and operating statement in this monthly operating report do not reflect any of the financial arrangements or settlements set forth in the Settlement Agreement.

The foregoing notwithstanding, aspects of the Plan and Settlement Agreement are referred to in the Notes to MOR 2 and MOR 3 herein; however, users of this monthly operating report should refer to the Plan, Disclosure Statement, Settlement Agreement and related documents directly for complete information.

Note 2:  Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

●
Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

●
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

●
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

●
Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

●
Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

●
Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange (as defined in the disclosure materials related to the Securities) of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time).  The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI.  If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

There are numerous legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange.  On July 6, 2010, certain institutional investors filed an adversary proceeding captioned Black Horse Capital LP et al. v. JPMorgan Chase Bank, N.A. et al., Adv. No. 10-51387 (MFW) (the "Black Horse Litigation") against WMI and JPMorgan asserting that the Conditional Exchange did not occur due to the failure of certain alleged conditions precedent.  On January 7, 2011, the Court entered an opinion and order granting summary judgment in favor of WMI and JPMC in the Black Horse Litigation, holding that the Conditional Exchange occurred automatically on September 26, 2008.  On January 13, 2011, certain plaintiffs appealed the judgment to the United States District Court for the District of Delaware.  Because of these unresolved issues at December 31, 2010, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI and relevant third parties will complete the ministerial actions attendant to the Conditional Exchange.

Note 3:  Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $90 million includes $34 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $3 million held as part of a Rabbi Trust.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI will take possession of the $53 million deposit account pledged as collateral for prepetition intercompany transactions with WMB, free and clear of any interest or liens asserted by JPMorgan.

Note 4:  Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment.  This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $181 million.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, JPMorgan will repay with interest the unsecured notes receivable to WMI subsidiaries.

Note 5:  Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities.  The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI will transfer sponsorship of the pension plan to JPMorgan, including certain related assets, and JPMorgan will assume the pension plan liabilities.

Note 6:  Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected.  Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets.  The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed.  The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.7 - $3.0 billion (including interest but excluding tax refunds attributable to the Act, as described below).  Various parties claim ownership rights to these refunds and to tax refunds in the amount of $250 million received by WMI during the period from the Petition Date to the date of the Settlement Agreement.  As set forth in the Settlement Agreement, upon consummation of the Plan, WMI and JPMorgan will split the above-referenced net tax refunds 20%/80%, respectively (once received).

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 (the “Act”) was enacted into law.  The Act provides, in pertinent part, that corporate taxpayers, subject to certain limitations, may elect to extend the permitted Net Operating Loss (“NOL”) carryback period from two years to five years (with such taxpayers only receiving half this benefit in the fifth year).  Pursuant thereto, WMI elected to carry back its 2008 NOL five years.  WMI currently estimates an additional expected tax refund attributable to the Act of approximately $2.8 billion, including interest, as to which there are competing claims of ownership.  As set forth in the Settlement Agreement, upon consummation of the Plan, WMI and the FDIC will split the tax refunds attributable to the Act (and actually received) 69.643%/30.357%, respectively.  Pursuant to the terms of the Plan and the Settlement Agreement,  a certain portion of WMI’s share of such refunds will be distributed to certain holders of WMB Senior Notes in an amount equal to $335 million.

 As of December 31, 2010, refunds totaling approximately $5.2 billion of the estimated $5.5 - $5.8 billion in total refunds have been paid into a segregated escrow account that was established with Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”).  The refunds, together with any interest and income relating thereto, shall remain in the escrow account until (a)(i) the effective date of the Settlement Agreement, and (ii) the receipt by the Escrow Agent of a joint written notice from an authorized officer of each of WMI, JPMorgan and the FDIC Receiver, (b) the mutual agreement of WMI, JPMorgan and the FDIC, which agreement is approved by an order of the Bankruptcy Court, or (c) entry of a final order by a court of competent jurisdiction that determines the ownership of the refunds between WMI, JPMorgan and the FDIC.

No 2010 provision or benefit from income taxes has been recorded as the NOL carry forward amounts from prior years are expected to be sufficient to offset income during the reported period.  Income tax expense contains minimum taxes paid in certain states.

Note 7:  Liabilities Subject to Compromise (Pre-Petition) – Payroll and Benefit Accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting.  Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis.  Neither balance was reported as an intercompany balance.  WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

As set forth in the Settlement Agreement, upon consummation of the Plan, any potential liability related to this pension accounting will be waived.

Note 8:  Allowed Claim – Principal Financial Group

WMI and Principal Financial Group (“PFG”) are parties to that certain Stock Purchase Agreement (“SPA”) dated July 25, 2006 pursuant to which a wholly-owned subsidiary of WMI sold all of the issued and outstanding shares of capital stock of WM Advisors, Inc. to a subsidiary of PFG.  WMI and PFG are parties to that certain Global Distribution Agreement dated December 31, 2006, pursuant to which PFG has asserted that it has the right, for five years from the date of the closing of the SPA, to require WMI and certain of its subsidiaries to distribute PFG products.  PFG filed an amended proof of claim against WMI on April 23, 2010, in the amount of $39,002,621.52.  On December 16, 2010, the claim was allowed.  Of the allowed amount, $4 million will be classified as an allowed general unsecured claim and the remainder, $35,002,621.52 (the “Allowed Subordinated Claim Amount”), will have the same priority, and shall be treated similarly, as common equity interests, and the Debtors will not be required to create a reserve for distribution purposes under the Plan on account of such Allowed Subordinated Amount.

Washington Mutual, Inc. / WMI Investment Corp.
December 2010 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		26,409.00	-	697,905.62	(700,410.62)	23,904.00					-
FICA -- Employee		3,383.58	-	161,302.11	(161,954.58)	2,731.11					-
FICA -- Employer		3,383.58	162,844.42	-	(161,954.58)	4,273.42					-
Unemployment		336.00	1,039.62	-	-	1,375.62					-
Income	*	-	-	-	-	-					-
Other		-	-	-	-	-					-
Total Federal		33,512.16	163,884.04	859,207.73	(1,024,319.78)	32,284.15	-	-	-	-	-

State and Local

CA Withholding		-	-	248,694.07	(248,694.07)	-
CA Disability		-	-	18,476.64	(18,476.64)	-
CA Unemployment		-	4,284.00	-	(4,284.00)	-
CA Employment Training Tax		-	126.00	-	(126.00)	-
WA Withholding	n/a	-	-	-	-	-
WA Disability		759.44	215.98	154.50	-	1,129.92
WA Unemployment		-	-	-	-	-
Sales/Use	**	-	-	-	-	-
Real Property	n/a	-	-	-	-	-
Personal Property	n/a	-	-	-	-	-
Other		1,297.22	814.73	-	(892.37)	1,219.58
		-				-
Total State and Local		2,056.66	5,440.71	267,325.21	(272,473.08)	2,349.50	-	-	-	-	-

Total Taxes		35,568.82	169,324.75	1,126,532.94	(1,296,792.86)	34,633.65	-	-	-	-	-

NOTES

* WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments.
** WMI does not have any Washington or City of Seattle sales/use tax liability for the month of December.

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel Chief Financial Officer Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 12/1/2010 through 12/31/2010

Property Tax Filings:

No property tax returns were filed during the period 12/1/2010 through 12/31/2010.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 12/1/2010 through 12/31/2010.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	12/03/2010	12/03/2010
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	12/22/2010	12/22/2010
WMI	California	Withholding summary of deposits and filings	12/22/2010	12/22/2010
WMI	California	Disability insurance filings	12/22/2010	12/22/2010
WMI	California	Unemployment summary of deposits and filings	1/31/2011	12/22/2010
WMI	California	Employment training tax reporting	1/31/2011	12/22/2010

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington	Business and occupation tax return	12/27/2010	12/23/2010

Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of October 30, 2010

Washington Mutual, Inc.

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

Akin Gump Strauss Hauer & Feld LLP	$147,473.10	$-	$-	$-	$147,473.10
Ashby & Geddes, P.A.	136,882.24	-	-	-	136,882.24
Bingham McCutchen LLP / McKee Nelson LLP	45,690.77	-	-	-	45,690.77
Blackstone Advisory Partners LLP	155,199.56	-	-	-	155,199.56
Broadridge	40,276.67	-	-	-	40,276.67
Elliott Greenleaf	112,582.90	-	-	-	112,582.90
FTI Consulting, Inc.	439,660.71	-	-	-	439,660.71
Gibson, Dunn & Crutcher LLP	36,750.18	-	-	-	36,750.18
John W. Wolfe, P.S.	172,405.90	-	-	-	172,405.90
McKenna Long & Aldridge	456,421.40	-	-	-	456,421.40
Miller & Chevalier	127,654.76	-	-	-	127,654.76
Pepper Hamilton LLP	99,321.94	-	-	-	99,321.94
Peter J. Solomon Company	35,000.00	-	-	-	35,000.00
Richards, Layton & Finger P.A.	27,566.20	-	-	-	27,566.20
Shearman & Sterling LLP	182,306.73	-	-	-	182,306.73
Susman Godfrey LLP	192,045.38	-	-	-	192,045.38
TIAA CREF	1,871.03	-	-	-	1,871.03
Towers Watson Pennsylvania Inc.	97,000.00	-	-	-	97,000.00
Weil, Gotshal & Manges LLP	2,635,067.54	-	-	-	2,635,067.54

Total	$5,141,177.01	$-	$-	$-	$5,141,177.01

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

5.  New account opened during the reporting period:

Company	Bank	Account Number
WMI	Wells Fargo Bank, N.A.	xxxx5448

On December 28, 2010, WMI established the above account for use by the Reorganized Debtor.  The account has no balance and it will not be funded until the effective date of the Reorganization.